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                                                                   Exhibit 10.17

                FIFTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

This Fifth Amended and Restated Stockholders Agreement (this "Agreement") is made as of this 29th day of March, 2007 by and among Virtusa Corporation, a Delaware corporation (together with any successor thereto, the "Company"), the Investors, the Management Stockholders and the Additional Stockholders (each as defined below).

WHEREAS, this Agreement amends and restates in its entirety that certain Restated Fourth Amended and Restated Stockholders Agreement dated as of February 27, 2007, among the Company and the parties identified therein (the "Original Agreement").

WHEREAS, the Stockholders are holders of shares and/or options to purchase shares of the Company's Common Stock (as defined herein).

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   DEFINITIONS

     1.1 CONSTRUCTION OF TERMS. As used herein, the masculine, feminine or neuter gender, and the singular or plural number, shall be deemed to be or to include the other genders or number, as the case may be, whenever the context so indicates or requires.

     1.2 NUMBER OF SHARES OF STOCK. Whenever any provision of this Agreement calls for any calculation based on a number of shares of Common Stock held by a Major Stockholder, the number of shares deemed to be held by a Major Stockholder shall be the total number of shares of Common Stock then owned by such Major Stockholder and its Affiliates, plus the total number of shares of Common Stock issuable upon conversion of any Preferred Stock or other convertible securities or exercise of any vested options, warrants or subscription rights then owned by such Major Stockholder.

     1.3 DEFINED TERMS. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below.

"Additional Stockholder" shall mean any stockholder, warrantholder or optionholder of the Company who from time to time becomes party to this Agreement by execution of a Joinder Agreement in substantially the form attached hereto as Exhibit A.

An "Affiliate" of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise. In addition, for any Person that is a venture capital fund, the term "Affiliate" shall also mean other venture capital funds which have the same management company.

"Board of Directors" means the Board of Directors of the Company.

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"BT" means BT Americas Inc. and Affiliates.

"Business Day" means any day other than a Saturday, Sunday or other day on which the commercial banks in the city of New York are authorized or required by law or executive order to close.

"Common Stock" means the common stock, $.01 par value per share, of the Company, the Conversion Shares and any other common equity securities now or hereafter issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or in replacement of or upon conversion thereof or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

"Conversion Shares" means the shares of Common Stock issued or issuable upon conversion of the Preferred Stock.

"CRP" means Charles River Partnership XI, L.P. and its Affiliates.

"Focus" means Focus Ventures II, L.P., V Investors II QP, L.P., FV Investors II A, L.P., and their Affiliates.

"Globespan" means JAFCO America Technology Fund III, L.P., JAFCO America Technology Cayman Fund III, L.P., JAFCO USIT Fund III, L.P. and JAFCO America Technology Affiliates Fund III, L.P. and their Affiliates.

"Investors" shall mean each individual listed under the heading "Investors" on the signature pages hereto and shall include BT.

"Major Stockholders" shall mean the Qualified Investors and Management Stockholders, collectively.

"Management Stockholders" shall mean the stockholders of the Company listed under the heading "Management Stockholders" on the signature pages hereto.

"Material Adverse Effect" means any change or effect that is materially adverse to the properties, assets, business, or financial condition of the Company and its Subsidiaries, taken as a whole.

"Person" means an individual, a corporation, an association, a partnership, a limited liability company, an estate, a trust, and any other entity or organization, governmental or otherwise.

"Preferred Stock" means the Series A Preferred Stock, the Series B Preferred Stock, Series C Preferred Stock and the Series D Preferred Stock.

"Qualified Investor" means (x) an Investor, together with its Affiliates, holding at least 1,500,000 shares of Preferred Stock and (y) BT, so long as it (together with its Affiliates) holds at least 1,500,000 shares of Common Stock.

"Qualified Public Offering" shall have the meaning set forth in the Company's Certificate of Incorporation.

"Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

"Series A Preferred Stock" means the Series A Convertible Participating Preferred Stock, $.01 par value per share, of the Company.


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"Series B Preferred Stock" means the Series B Convertible Participating
Preferred Stock, $.01 par value per share, of the Company.

"Series C Preferred Stock" means the Series C Convertible Participating Preferred Stock, $.01 par value per share, of the Company.

"Series D Preferred Stock" means the Series D Preferred Stock, $.01 par value per share, of the Company.

"Series A Purchase Agreement" means that Stock Purchase Agreement, dated May 25, 2000, pursuant to which, among other things, certain of the Investors agreed to purchase shares of the Company's Series A Preferred Stock.

"Series B Purchase Agreement" means that Stock Purchase Agreement, dated December 21, 2000, pursuant to which, among other things, certain of the Investors agreed to purchase shares of the Company's Series B Preferred Stock.

"Series C Purchase Agreement" means that Stock Purchase Agreement, dated November 1, 2002, pursuant to which, among other things, certain of the Investors agreed to purchase shares of the Company's Series C Preferred Stock.

"Series D Purchase Agreement" means that Stock Purchase Agreement, dated February 5, 2004, pursuant to which, among other things, certain of the Investors agreed to purchase shares of the Company's Series D Preferred Stock.

"Sigma" means Sigma Partners V, L.P., Sigma Associates V, L.P., and Sigma Investors V, L.P. and their Affiliates.


"Stock Purchase Agreement" means that certain Common Stock Purchase Agreement, dated as of March 29, 2007, by and between the Company and BT, as may be amended from time to time.


"Stockholders" shall mean the Management Stockholders and the Additional Stockholders, collectively.

"Subsidiary" means any corporation more than 50% of the outstanding voting securities of which, or any partnership, joint venture, limited liability company or other entity more than 50% of the total equity interest of which, is directly or indirectly owned by the Company or any other entity otherwise controlled by or under common control with the Company.

"Transfer" means any direct or indirect transfer, donation, sale, assignment, pledge, hypothecation, grant of a security interest in or other disposal or attempted disposal of all or any portion of a security or of any rights or an agreement to do any of the foregoing. "Transferred" means the accomplishment of a Transfer, and "Transferee" means the recipient of a Transfer.

                                    SECTION 2

        RESTRICTIONS ON TRANSFER; RIGHTS OF FIRST REFUSAL; CO-SALE RIGHTS

     2.1 RESTRICTIONS ON TRANSFER. Each Investor and each Stockholder agrees that he, she or it will not Transfer or agree to transfer all or any portion of the shares of capital stock or securities convertible into or exchangeable for shares of capital stock of the Company now owned or hereafter acquired by him, her or it, except in connection with, and strictly in compliance with the conditions of, any of the following:


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          (A) Transfers effected pursuant to Sections 2.2 and 2.3 hereof, in each case made strictly in accordance with the procedures set forth therein;

          (B) (i) Transfers by a Management Stockholder to another Management Stockholder; provided that such transferee Management Stockholder is, at the time of the Transfer, employed by or acting as a consultant or director of the Company and is bound by this Agreement or (ii) Transfers by an Investor to its Affiliates, provided that such Affiliate shall have executed a Joinder Agreement in substantially the form of Exhibit B attached hereto;

          (C) Transfers by a Stockholder to his or her parents, spouse, children, or grandchildren or to a trust of which he or she is the settlor and a trustee for the benefit of the Stockholder or his or her spouse, children, or grandchildren; provided that the Transferee shall have executed a Joinder Agreement in substantially the form of Exhibit A attached hereto; and

          (D) Transfers upon the death of such Stockholder to his or her heirs, executors or administrators or to a trust under his or her will or Transfers between such Stockholder and his or her guardian or conservator, provided that the Transferee shall have executed a Joinder Agreement in the form of Exhibit A attached hereto for Stockholders that are individuals.

          (E) Transfers by an Investor that is a private investment partnership to a general partner, limited partners, former partners or affiliated funds of such Investor, provided that the Transferee shall have executed a Joinder Agreement in substantially the form of Exhibit B.

Any permitted Transferee described in the preceding clauses (b), (c), (d) or (e) shall be referred to herein as a "Permitted Transferee." Notwithstanding anything to the contrary in this Agreement or any failure to execute a Joinder Agreement as contemplated hereby, Permitted Transferees shall take any shares so Transferred subject to all provisions of this Agreement as if such shares were still held by the transferor, whether or not they so agree with the transferor and/or the Company.

Without limitation of the foregoing, (i) in connection with any otherwise permitted Transfer of shares of capital stock that are restricted shares and are subject to any stock restriction agreement, any Transferee of any such shares shall agree in writing to be bound by the terms of any such stock restriction or similar agreement, including, without limitation, any repurchase or similar right contained therein, (ii) any Permitted Transferee of a Stockholder shall be deemed a Stockholder for purposes of this Agreement, any Permitted Transferee of a Management Stockholder shall be deemed a Management Stockholder for purposes of this Agreement and any Permitted Transferee of an Investor shall be deemed an Investor for purposes of this Agreement and (iii) any Transferee of shares pursuant to Section 2 hereof shall agree to be bound by the provisions of
Section 4 and 4A hereof as a condition to such Transfer.

     2.2 RIGHT OF FIRST REFUSAL. In the event that any Investor or Stockholder or any of their Permitted Transferees (a "Transferring Stockholder") proposes to Transfer all or any portion of the shares of capital stock or securities convertible into or exchangeable for capital stock of the Company held by such Person, other than in connection with the Company's initial public offering (a "Proposed Transaction") to a Person other than a Permitted Transferee (a "Proposed Transferee"), such Investor, Stockholder or Permitted Transferee may, subject to the


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provisions of Section 2.3 hereof, Transfer such shares pursuant to and in accordance with the following provisions of this Section 2.2:

          (A) OFFER NOTICE. Such Transferring Stockholder shall deliver written notice (the "Offer Notice") of its desire to consummate the Proposed Transaction to the Company, with a copy to the Major Stockholders, and shall otherwise comply with the provisions of this Section 2.2 and, if applicable, Section 2.3. The Offer Notice shall specify (i) the number of shares and type of securities of the Transferring Stockholder subject to the Proposed Transaction (the "Offered Shares"), (ii) the consideration per share to be paid for the Offered Shares (the "Offer Price"), (iii) the identities of the Proposed Transferees and
(iv) all other material terms and conditions of the Proposed Transaction. In the event that the price set forth in the Offer Notice is stated in consideration other than cash or cash equivalents, the Board of Directors of the Company may determine the fair market value of such consideration, reasonably and in good faith, and the Company or Major Stockholders may exercise their Rights of First Refusal (as defined below) by payment of such fair market value in cash or cash equivalents. The Transferring Stockholder's Offer Notice shall constitute an irrevocable offer to sell all such shares to the Company and the Major Stockholders on the basis described below at the Offer Price and on the same terms as set forth in the Offer Notice.

          (B) COMPANY RIGHT OF FIRST REFUSAL. For a period of fifteen (15) Business Days after the date of each Offer Notice given pursuant to Section 2.2(a) (each, a "Company Option Period"), the Company shall have the right (the "Company Right of First Refusal") to purchase any or all of the Offered Shares at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offer Notice. The right of the Company to purchase any or all of the Offered Shares under this Section 2.2(b) shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the Company Option Period, to the Transferring Stockholder, with a copy to each Major Stockholder, which notice shall state the number of Offered Shares proposed to be purchased by the Company. The failure of the Company to respond within the Company Option Period shall be deemed to be a waiver of the Company's rights under this Section 2.2(b) with respect to such Offer Notice, provided that the Company may waive its rights under this Section 2.2(b) prior to the expiration of the Company Option Period by giving written notice to the Transferring Stockholder, with a copy to each Major Stockholder. The closing for any purchase of Offered Shares by the Company hereunder shall take place within fifteen (15) Business Days after the expiration of the Company Option Period.

          (C) MAJOR STOCKHOLDER RIGHT OF FIRST REFUSAL. If the Company does not elect to purchase all of the Offered Shares pursuant to Section 2.2(b), then for a period of fifteen (15) Business Days (the "Major Stockholder Option Period") after the earlier to occur of (a) the expiration of the Company Option Period pursuant to Section 2.2(b) or (b) the date upon which the Transferring Shareholder shall have received written notice from the Company of its exercise of the Company Right of First Refusal pursuant to Section 2.2(b) or its waiver thereof, each Major Stockholder shall have the right (the "Major Stockholder Right of First Refusal" and, together with the "Company Right of First Refusal", the "Rights of First Refusal") to accept the offer to purchase any or all of the remaining Offered Shares for the Offer Price and on the terms and conditions specified in the Offer Notice. Each Major Stockholder shall then have the right to accept the offer to purchase up to that number of remaining Offered Shares as shall be equal to


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the product obtained by multiplying (X) the total number of remaining Offered
Shares (on an as-if converted basis) by (Y) a fraction, the numerator of which is the total number of shares of Common Stock owned by such Major Stockholder on the date of the Offer Notice (as determined in accordance with Section 1.2 hereof) and the denominator of which is the total number of shares of Common Stock then held by all of the Major Stockholders (other than the Transferring Stockholder) on the date of the Offer Notice (as determined in accordance with
Section 1.2 hereof), subject to increase as hereinafter provided. The number of shares that each such Major Stockholder is entitled to purchase under this
Section 2.2 shall be referred to as a "ROFR Fraction." In the event any such Major Stockholder does not wish to purchase its ROFR Fraction, then all other Major Stockholders who so elect shall have the right to accept the offer to purchase, on a pro rata basis with all other Major Stockholders who so elect (as hereinafter provided), any ROFR Fraction not purchased by such Major Stockholder. Each Major Stockholder shall have the right to accept the Proposed Transaction by giving notice of such acceptance to the Transferring Stockholder within the Major Stockholder Option Period, which notice shall indicate the maximum number of shares subject thereto which such Major Stockholder is willing to purchase in the event fewer than all the Major Stockholders elect to purchase their ROFR Fractions. The Transferring Stockholder shall notify the Major Stockholders promptly following any lapse of any Right of First Refusal without acceptance thereof or any rejection of any Right of First Refusal.

The closing for any purchase of shares by the Major Stockholders hereunder shall take place within fifteen (15) Business Days after the expiration of each Major Stockholder Option Period.

          (D) SALE TO PROPOSED TRANSFEREE. In the event that the Company and/or the Major Stockholders do not elect to exercise their respective Rights of First Refusal with respect to all of the Offered Shares, the Transferring Stockholder may consummate the sale of the remaining Offered Shares to the Proposed Transferee on the terms and conditions set forth in the Offer Notice, subject to the provisions of Section 2.3. If the Transferring Stockholder's Transfer to the Proposed Transferee is not consummated in accordance with the terms of the Proposed Transaction within the later of (i) ninety (90) days after the expiration of the later of the Major Stockholder Right of First Refusal and the Co-Sale Option set forth in Section 2.3, if applicable, and (ii) the satisfaction of all governmental approval or filing requirements (with the parties to the Proposed Transaction using diligent efforts to make any such filings and obtain any such approvals), the Proposed Transaction shall be deemed to lapse, and any Transfers of shares pursuant to such Proposed Transaction shall be deemed to be in violation of the provisions of this Agreement unless the Transferring Stockholder once again complies with the provisions of Section
2.2 and Section 2.3 in connection with such Proposed Transaction.

     2.3 CO-SALE OPTION. In the event that any Stockholder proposes to Transfer all or any portion of the Offered Shares in a Proposed Transaction, and the Rights of First Refusal under Section 2.2 above are not exercised with respect to all of the Offered Shares proposed to be sold, such Stockholder (the "Selling Stockholder") may Transfer such remaining shares only pursuant to and in accordance with the following provisions of this Section 2.3:

          (A) Each Investor shall have the right to participate in the Proposed Transaction on the terms and conditions herein stated (the "Co-Sale Option"), which right shall be exercisable upon written notice (the "Acceptance Notice") to the Selling Stockholder within fifteen (15) Business Days after receipt by Company and the Investors of a written notice ("Co-


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Sale Notice") from the Selling Stockholder that the Company and the Major
Stockholders have not elected to exercise their Rights of First Refusal with respect to such Offered Shares. The Acceptance Notice shall indicate the maximum number of shares each Investor wishes to sell (including the number of shares it would sell if one or more Investors do not elect to participate in the sale) on the terms and conditions stated in the Offer Notice.

          (B) Each such Investor shall have the right to sell a portion of its shares pursuant to the Proposed Transaction which is equal to or less than the product obtained by multiplying (i) the total number of Offered Shares (on an as-if converted basis) to be sold to a Proposed Transferee pursuant to the Proposed Transaction by (ii) a fraction, (x) the numerator of which is the total number of shares of Common Stock deemed to be held by such Investor on the date of the Co-Sale Notice (as determined in accordance with Section 1.2 hereof) and
(y) the denominator of which is the total number of shares of Common Stock held by the Selling Stockholder plus the total number of shares of Common Stock deemed to be held by all Investors on the date of the Co-Sale Notice (as determined in accordance with Section 1.2 hereof). To the extent one or more Investors elect not to exercise their Co-Sale Option, then the rights of the other Investors (who exercise their Co-Sale Option) to sell shares shall be increased proportionately based on their relative holdings by the full amount of shares which the non-electing Investors were entitled to sell pursuant to this
Section 2.3 (it being understood that no Investor shall be entitled to sell any shares of Preferred Stock pursuant to this Section 2.3, but shall be permitted to convert its applicable portion of such Preferred Stock for shares of Common Stock concurrently with, and subject to, the consummation of the Proposed Transaction).

          (C) Within fifteen (15) Business Days after the date by which the Investors were required to notify the Selling Stockholder of their intent to exercise the Co-Sale Option, the Selling Stockholder shall notify each participating Investor of the number of shares held by such Investor that will be included in the sale and the date on which the Proposed Transaction will be consummated, which shall be no later than the later of (i) thirty (30) days after the date by which the Investors were required to notify the Selling Stockholder of their intent to exercise the Co-Sale Option and (ii) the satisfaction of governmental approval or filing requirements, if any (with the parties to the Proposed Transaction using diligent efforts to make any such filings and obtain any such approvals).

          (D) Any Investor may effect its participation in any Proposed Transaction hereunder by delivery to the Proposed Transferee, or to the Selling Stockholder for delivery to the Proposed Transferee, of one or more instruments or certificates, properly endorsed for Transfer, representing the shares it elects to sell therein, and shall participate in such Proposed Transaction on the same terms and conditions as set forth in the Offer Notice including the granting of all indemnifications (including participating in any escrow arrangements and purchase price adjustments to the extent of their respective pro rata share of the proceeds from such Transfer) to the Proposed Transferee; provided, however that the Investors shall not be required to make representations and warranties or indemnify any party other than with respect to their ownership of, and their ability to Transfer, such shares. At the time of consummation of the Proposed Transaction, the Proposed Transferee shall remit directly to each such Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation therein.


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          (E) Promptly after such sale, the Selling Stockholder shall notify each participating Investor of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by any such Investor. In the event that the Proposed Transaction is not consummated within the period required by subparagraph (c) hereof or the Proposed Transferee fails timely to remit to each such Investor its portion of the sale proceeds, the Proposed Transaction shall be deemed to lapse, and any Transfers of shares pursuant to such Proposed Transaction shall be deemed to be in violation of the provisions of this Agreement unless the Selling Stockholder once again complies with the provisions of Sections 2.2 and 2.3 hereof with respect to such Proposed Transaction.

          (F) Notwithstanding the forgoing, any Proposed Transaction that qualifies as an Extraordinary Transaction (as such term is defined in the Company's Third Amended and Restated Certificate of Incorporation, as may be amended from time to time) shall be governed by the terms and conditions as set forth therein and the provision of this Section 2.3 shall not apply thereto.

     2.4 PROHIBITED TRANSFERS. If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be void ab initio; the Company, the Investors and the Stockholders shall have, in addition to any other legal or equitable remedies which they may have, the right to enforce the provisions of this Agreement by actions for specific performance (to the extent permitted by law); and the Company shall have the right to refuse to recognize any Transferee as one of its stockholders for any purpose.

     2.5 ASSIGNMENT OF RIGHTS. The Major Stockholders shall have the right to assign their rights under this Section 2 to a Transferee who receives an aggregate of at least 100,000 shares of Common Stock or Preferred Stock, provided that such Transferee must consent in writing to be bound by the terms and conditions of this Section 2 to acquire the rights granted hereunder.

                                    SECTION 3

                               RIGHTS TO PURCHASE

     3.1 RIGHT TO PARTICIPATE IN CERTAIN SALES OF ADDITIONAL SECURITIES.

          (A) The Company agrees that it will not sell or issue any shares of capital stock of the Company, or other securities convertible into or exchangeable for capital stock of the Company, or options, warrants or rights carrying any rights to purchase capital stock of the Company (the "Offered Securities") unless the Company first submits written notice (the "Preemptive Rights Notice") to the Qualified Investors identifying the terms of the proposed sale (including price, number or aggregate principal amount of securities and all other material terms), and offers to the Qualified Investors the opportunity to purchase their respective Pro Rata Allotment (as hereinafter defined) of the Offered Securities on terms and conditions, including price, not less favorable than those on which the Company proposes to sell such securities to a third party or parties. The Company's offer to the Qualified Investors shall remain open and irrevocable for a period of fifteen (15) Business Days during which time the Qualified Investors


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may accept such offer by written notice to the Company setting forth the maximum number of shares or other securities to be purchased by the Qualified Investors. Any securities so offered which are not purchased by the Qualified Investors pursuant to such offer may be sold by the Company, but only on the terms and conditions set forth in the initial offer to the Qualified Investors, at any time within 90 days following the termination of the above-referenced 15-day period. For purposes of this Section 3.1, the Qualified Investors' "Pro Rata Allotment" of securities shall be based on the ratio which the shares of Common Stock held by the Qualified Investors (as determined in accordance with Section
1.2 hereof) bears to the total number of shares of Common Stock outstanding on the date of the Preemptive Rights Notice (and determined on an as converted basis).

          (B) Notwithstanding the foregoing, the rights to purchase set forth in
Section 3.1(a) above shall be inapplicable with respect to any issuance or proposed issuance by the Company of (i) up to 11,770,000 shares of Common Stock (as appropriately adjusted for stock splits, stock dividends, recapitalizations and the like) issued (pursuant to the exercise of options or otherwise) to the Company's employees, directors and consultants pursuant to employee stock and option plans approved by the Company's Board of Directors, (ii) any additional shares of Common Stock issued (pursuant to the exercise of options or otherwise) to the Company's employees, directors, and consultants, provided that each such issuance is unanimously approved by the Board of Directors, (iii) any Common Stock which may be issued upon conversion of the Preferred Stock, (iv) shares issued for consideration other than cash in connection with a merger, consolidation, acquisition, or similar business combination approved by the Board of Directors, including the Investor Representatives (as defined in Section 4.1(a)), (v) shares of Common Stock issued (pursuant to the exercise of warrants or otherwise) in connection with any capital lease arrangements or debt financing from a bank or similar financial institution, provided that the transaction is approved by the Board of Directors, including the Investor Representatives, and that the primary purpose of such transaction is other than equity financing, (vi) any shares of Common Stock issued (pursuant to the exercise of warrants or otherwise) in connection with any strategic equity investment in the Company by any customers of the Company, joint ventures, marketing or distribution arrangements provided that such strategic transactions and the issuance of such Common Stock has been approved by a majority of the Board of Directors, including the Investor Representatives, (vii) any Common Stock issued or issuable by reason of a stock split, stock dividend or other distribution shares of Common Stock, (viii) any shares of Common Stock issued by the Company in its initial public offering, and (ix) securities issued upon conversion or exercise of convertible or exercisable securities previously issued in compliance with this Section 3. For the avoidance of doubt, the issuance of shares of Common Stock to BT pursuant to the Stock Purchase Agreement shall be deemed an issuance of shares of Common Stock by the Company to which Section 3.1(a) above shall be inapplicable.

                                    SECTION 4

                              ELECTION OF DIRECTORS

     4.1 BOARD COMPOSITION.

          (A) Each Investor and each Stockholder agrees to vote all of his, her or its shares of the Company's capital stock now owned or hereafter acquired having voting power


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(and any other shares over which he, she or it exercises voting control) in connection with the election of directors of the Company and to take such other actions as are necessary so as to fix the number of members of the Board of Directors at a maximum of ten (10) and to elect and continue in office as a director:

               (I) one (1) individual representing the holders of Series A Preferred Stock, so long as at least twenty-five percent (25%) of the shares of Series A Preferred Stock purchased pursuant to the Series A Purchase Agreement remain outstanding, who shall be nominated by Sigma and who shall initially be Robert Davoli (the "Sigma Representative");

               (II) two (2) individuals representing the holders of Series B Preferred Stock, so long as at least twenty-five percent (25%) of the shares of Series B Preferred Stock purchased pursuant to the Series B Purchase Agreement remain outstanding, one of whom shall be nominated by Globespan and one of whom shall be nominated by CRP and who shall initially be Andrew Goldfarb and Izhar Armony (the "Series B Representatives" and, together with the Sigma Representative, the "Investor Representatives");

               (III) two (2) individuals nominated by a majority-in-interest of the Stockholders so long as either at least five percent (5%) of the Company's capital stock (calculated on a fully diluted basis) is held by Kris Canekeratne and his Permitted Transferees or Mr. Canekeratne is employed by the Company, who shall initially be Kris Canekeratne and Danford Smith (the "Stockholder Representatives"); and

               (IV) as to any remaining directors, individuals who shall be outside industry representatives not affiliated with the Company or any Investor, who shall qualify as independent directors under all relevant public company standards and who shall be approved by a majority of the directors of the Company (the "Outside Directors").

          (B) Each Investor and each Stockholder agrees to vote all of his, her or its shares of the Company's capital stock now owned or hereafter acquired having voting power (and any other shares over which he, she or it exercises voting control) for the (x) removal of (i) the Sigma Representative upon the request of Sigma, (ii) one or both of the Series B Representatives upon the request of Globespan and/or CRP, or (iii) a Stockholder Representative upon the request of a majority-in-interest of the Stockholders, and (y) for the election to the Board of Directors of the Company of a substitute nominated by Sigma, Globespan and CRP, or a majority-in-interest of the Stockholders in accordance with the above provisions. Each Investor and each Stockholder further agrees to vote all of his, her or its shares of the Company's capital stock now owned or hereafter acquired having voting power (and any other shares over which he, she or it exercises voting control) in such manner as shall be necessary or appropriate to ensure that any vacancy on the Board of Directors of the Company occurring for any reason shall be filled only in accordance with the provisions of this Section 4.

          (C) The Company shall pay each Director for his or her reasonable travel and other reasonable expenses incurred in connection with attending meetings of the Board of Directors or otherwise in connection with his or her services as a member of the Board of Directors, including attending meetings of any committees of the Board of Directors. The Certificate of Incorporation and By-laws of the Company will provide for exculpation and indemnification of the Directors and limitations on the liability of the Directors to the fullest extent permitted under applicable state law.

     4.2 Focus shall be entitled to designate one individual to attend and observe any regular or special meeting of the Board of Directors and shall be entitled to receive all information distributed to the Board of Directors at the time of the original distribution of such information; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could affect the attorney-client privilege between the Company and its counsel or would result in disclosure of trade secrets to such representative. Notwithstanding the foregoing, the right to appoint an observer to attend meetings of the Board of Directors pursuant to this Section 4.2 shall terminate on the date that Focus owns less than Five Hundred Thousand (500,000) shares of the Series D Preferred Stock it originally purchased pursuant to the Series D Purchase Agreement.

                                   SECTION 4A

                          "MARKET STAND-OFF" AGREEMENT.

     In connection with the initial public offering by the Company of its Common Stock each Stockholder and Investor (including any Permitted Transferee) if requested in good faith by the Company and the managing underwriter of the Company's securities, hereby agrees not to, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any securities of the Company held by them (except for any securities sold pursuant to such registration statement) or enter into any Hedging Transaction (as defined below) relating to any securities of the Company for a period not to exceed 180 days following the effective date of the registration statement for such initial public offering unless the managing underwriter agrees to a shorter period; provided, that the Investor's obligations under this Section 4A shall be conditioned upon (i) all officers, directors and holders of one percent (1%) or more of the outstanding capital stock of the Company (on an as-if converted basis based on the number of shares outstanding before the offering) entering into similar agreements with the Company and such managing underwriter and (ii) such agreements provide that any early release of the restrictions on the transfer of shares held by a stockholder shall require a similar pro-rata release of shares held by all other stockholders subject to such agreements. For purposes of this Section 4A, "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Company's Common Stock. The Company will use commercially reasonable efforts to ensure that the lock-up agreement provides for periodic early releases of portions of the securities subject thereto, which may be conditioned upon the trading price of the Company's Common Stock.

                                    SECTION 5

                                     GENERAL

     5.1 AMENDMENTS, WAIVERS AND CONSENTS. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. This Agreement may not be amended or modified or any provision hereof waived without the joint written consent of the Company, a majority-in-interest of the Stockholders, and a majority-in-interest of the Investors; provided, that (i) any party may waive any provision hereof intended for its benefit by written consent; (ii) except as set forth in clauses (iii) and (iv) below, the provisions of Section 3 and Section 4 hereof may be amended, modified or waived by the written consent of a majority-in-interest of the Investors and the Company; (iii) Section 4.1(a)(i) hereof may be amended, modified or waived only by the written consent of Sigma and the Company; (iv)
Section 4.1(a)(ii) hereof may be amended, modified or waived only by the written consent of Globespan and the Company; and (v) any amendment to this Agreement which does not affect a party in the same fashion as the other parties hereto shall require the consent of such affected party.

     5.2 CONSENT AND WAIVER OF HOLDERS OF SERIES A PREFERRED STOCK. The undersigned, representing a majority-in-interest of the holders of Series A Preferred Stock hereby agree and acknowledge that the covenants set forth in
Section 5.3 of this Agreement are in substitution for, and not in addition to, those provisions of Section 5 of the Series A Purchase Agreement and that the provisions of Section 5 of the Series A Stock Purchase Agreement shall be of no further force and effect.

     5.3 COVENANTS OF THE COMPANY. The Company (which term shall be deemed to include, for purposes of this Section 5.3, all Subsidiaries of the Company, including any Subsidiary of the Company formed after the date of this Agreement) agrees with the Investors that it shall comply with the following covenants except as shall otherwise be expressly agreed pursuant to a written consent of the holders of at least a majority of the outstanding shares of Preferred Stock, voting together as a single class:

          (A) FINANCIAL STATEMENTS. The Company shall maintain a system of accounts from which financial statements prepared in accordance with generally accepted accounting principals consistently applied can be derived, keep full and complete financial records and furnish to each Investor which, (together with its Affiliates) holds at least 500,000 shares of the Preferred Stock (or Conversion Shares) (subject to appropriate adjustment to reflect stock splits, stock dividends, reorganizations and other capitalization changes effected after the date hereof) the following reports: (v) within 90 days after the end of each fiscal year, a copy of the consolidated balance sheet of the Company as at the end of such year, together with consolidated statements of income and cash flow of the Company for such year, audited by an independent public accounting firm selected by the Board of Directors, each of the foregoing balance sheets and statements of income and cash flow to set forth in comparative form the corresponding figures for the prior fiscal period; (w) within 45 days after the end of each quarterly accounting period, an unaudited consolidated balance sheet of the Company as at the end of such quarter and an unaudited consolidated statement of income and cash flow for the Company for such quarterly period and for the year to date, including the corresponding figures for the prior fiscal periods in comparative form, and accompanied with a certificate of the Chief Executive Officer, Vice President of Finance or the Chief Financial Officer or similar officer of the Company, on behalf of the Company, stating that nothing has come to the attention of management of the Company which would indicate that such financial statements were not true and correct in all material respects as of the date thereof; (x) within 30 days after the end of each month, unaudited consolidated statements of income and cash flow of the Company for such month and an unaudited consolidated balance sheet of the Company as of the end of such month; (y) an annual operating budget and plan for each fiscal year no later than January 30 of such fiscal year; and (z) such other information as may reasonably be requested by such Investor.

          (B) CONDUCT OF BUSINESS. The Company will engage principally in the business now conducted by the Company or a business or businesses similar thereto. The Company will use its reasonable best efforts to keep in full force and effect its corporate existence and all intellectual property rights owned by it and useful in its business (except such rights as the Company has reasonably determined are not material to the Company's continuing operations).

          (C) PAYMENT OF TAXES. The Company shall pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or its property before the same shall become in default, provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is being contested by it in good faith by appropriate proceedings and an adequate reserve therefor has been established.

          (D) COMPLIANCE WITH LAWS. The Company shall comply with all applicable statutes, ordinances, orders, rules, regulations, policies and practices promulgated by any federal, state, municipal or other governmental authority which apply to the conduct of its business, except where the failure to so comply would not have a Material Adverse Effect. The Company and its employees and directors shall hold all permits as may be necessary to conduct the business of the Company in substantially the manner conducted by the Company as of the date of this Agreement, except where the failure to hold such permits would not have a Material Adverse Effect.

          (E) ADVERSE CHANGES. To the extent not disclosed in the financial statements to be provided under Section 5.3(a), the Company will promptly advise the Investors of any event which represents a material adverse change in the condition or business, financial or otherwise, of the Company, and of each suit or proceeding commenced or, to the Company's knowledge, threatened against the Company which, if adversely determined, could result in a Material Adverse Effect.

          (F) INSURANCE. The Company will keep its insurable properties insured, upon reasonable business terms, against liability and the perils of casualty, fire, business interruption, and extended coverage in commercially reasonable amounts of coverage to the extent customarily maintained by companies in the same or similar business, and of similar size, as the Company. The Company will also maintain with such insurers insurance against other hazards and risks and liability to persons and property in commercially reasonable amounts and to the extent and in the manner customary for companies engaged in the same or similar business and of similar size, including errors and omissions liability insurance.

          (G) AFFILIATED TRANSACTIONS. Except for ordinary employee compensation, all transactions by and between (i) the Company and any officer, employee, director or stockholder (including any trustee or beneficiary of any trust which is a stockholder) of the Company, or any member of such officer's, employee's, director's or stockholder's immediate family, or persons controlling, controlled by, under common control with or otherwise affiliated with such officer, employee, director or stockholder or his or her immediate family and (ii) any officer, employee, director or stockholder (including any trustee or beneficiary of any trust which is a stockholder) of the Company, or any member of such officer's, employee's, director's or stockholder's immediate family, or persons controlling, controlled by, under common control with or otherwise affiliated with such officer, employee, director or stockholder or his or her immediate family, and any competitors, customers, distributors or suppliers of the Company shall be conducted on an arm's-length basis, shall be on terms and conditions no less favorable to the Company than could be obtained from non-related persons and shall require the approval in advance by the majority of the disinterested members of the Board of Directors after full disclosure of the terms thereof.

          (H) MANAGEMENT COMPENSATION. Compensation paid by the Company to its officers shall be determined by the Compensation Committee of the Board of Directors which committee shall include a Stockholder Representative, the Investor Representatives and an Outside Director.

          (I) STOCK OPTIONS; RESTRICTED STOCK. All future grants of stock options or restricted stock to employees or consultants shall be subject to the Company's standard vesting schedule as set forth on Schedule 2.4 to the Series D Purchase Agreement, unless otherwise approved by the Compensation Committee of the Board of Directors.

          (J) EMPLOYEE NON-COMPETITION, NON-DISCLOSURE, NON-SOLICITATION AND DEVELOPMENT AGREEMENTS. The Company shall obtain from all employees and consultants duly executed Non-Competition, Non-Disclosure, Non-Solicitation and Development Agreements in substantially the form previously provided to the Investors (as amended, with respect to the Company's employees at the level of Vice President or above, to include non-competition provisions).

     5.4 LEGEND ON SECURITIES. The Company, each of the Investors and each of the Stockholders acknowledge and agree that substantially the following legend shall be typed on each certificate evidencing any of the securities held at any time by an Investor or a Stockholder:

     THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A RESTATED FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF MARCH 29, 2007 (AS MAY BE AMENDED FROM TIME TO TIME), INCLUDING THEREIN CERTAIN RESTRICTIONS ON TRANSFER. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY

     AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

     5.5 NOTICES AND DEMANDS. Any notice or demand which, by any provision of this Agreement or any agreement, document or instrument executed pursuant hereto or thereto, except as otherwise provided therein, is required or provided to be given shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, telecopy, telex or other method of facsimile or five (5) Business Days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two (2) Business Day after being sent by overnight delivery providing receipt of delivery, to:

          (A) if to the Company, Virtusa Corporation, 2000 West Park Drive, Westborough, MA 01581, Attn: President, or at such other address designated by the Company to the Investors in writing with a copy to John J. Egan III, P.C., Goodwin Procter LLP, Exchange Place, Boston, MA 02109.

          (B) if to the Investors, at the mailing addresses as shown on the signature pages attached hereto, or at such other address designated by an Investor to the Company in writing, and, (i) if to Sigma or Focus, with a copy to Mark P. Tanoury, Esq., Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94306-2155, and (ii) if to Globespan, with a copy to William J. Schnoor, Jr., Esq., Goodwin Procter, LLP, Exchange Place, Boston, MA 02109, and (iii) if to BT, with a copy to Toby S. Myerson, Esq., Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019.

          (C) if to a Stockholder, at the last mailing addresses designated by such Stockholder to the Company in writing.

     5.6 INDEMNIFICATION.

          (A) BOARD OF DIRECTORS. The Company shall indemnify, to the fullest extent permitted by the General Corporation Law of the State of Delaware any person who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise, and whether by or in the right of the corporation, its stockholders, a third party or otherwise (a "Proceeding"), by reason of the fact that he is or was a Director of the Company, against all expense (including, but not limited to, attorneys' fees), liability, loss, judgments, fines, excise taxes, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding, including expenses incurred in seeking such indemnification. However, such indemnification shall exclude indemnification with respect to any improper personal benefit which a Director is determined to have received and of the expenses of defending against an improper personal benefit claim unless the Director is successful on the merits in said defense.

          (B) VICARIOUS LIABILITY. The Company agrees to defend, indemnify and hold each Investor (the "Indemnified Parties" and each individually, an "Indemnified Party") harmless from and against any and all losses, claims, damages, and other costs and expenses which may be sustained or suffered by any such Indemnified Party, in their capacity as or as a result of any action taken or omitted to be taken by them as a director, stockholder, representative or controlling person of the Company based upon, arising out of, by reason of or otherwise in respect of or in connection with third party or governmental claims under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise ("Laws"), including, without limitation, any third party or governmental claim alleging so-called control person liability or securities law liability; provided, however, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on (A) an untrue statement or omission or alleged untrue statement or omission in a registration statement or prospectus which is made in reliance on and in conformity with written information furnished to the Company in an instrument duly executed by or on behalf of such Indemnified Party specifically stating that it is for use in the preparation thereof, (B) a knowing and willful violation of any Law or Laws by an Indemnified Party, as determined by a court of competent jurisdiction or (C) a fraudulent act or omission by the Indemnified Party as determined by a court of competent jurisdiction.

     5.7 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

     5.8 COUNTERPARTS. This Agreement and any Exhibit or Schedule hereto may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Agreement or any Exhibit or Schedule hereto may be delivered via telecopier, with the intention that they shall have the same effect as an original counterpart hereof.

     5.9 EFFECT OF HEADING. The Section headings herein are for convenience only and shall not affect the construction hereof.

     5.10 GOVERNING LAW. This agreement shall be deemed a contract made under the laws of the State of Delaware and together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of the State of Delaware, without giving effect to its conflicts of laws principles.

     5.11 JURISDICTION; WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED

OR CERTIFIED MAIL, POSTAGE PREPAID, IN ACCORDANCE WITH, AND TO THE ADDRESSES SET FORTH ON THE SIGNATURE PAGE HERETO, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING, WHETHER AT LAW OR EQUITY, BROUGHT BY ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     5.12 INTEGRATION. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. The Company and the parties hereto that are parties to the Original Agreement hereby agree that this Agreement replaces and supercedes the Original Agreement in its entirety and that the Original Agreement is hereafter null and void.

     5.13 ADJUSTMENT. All references to share amounts and prices herein shall be equitably adjusted to reflect any stock split, combination, reorganization, recapitalization, reclassification, stock distribution, stock dividend or similar event affecting the capital stock of the Company.

     5.14 TERM. This Agreement shall terminate immediately prior to the closing by the Company of a Qualified Public Offering.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Stockholders Agreement as of the date first above written.

                                        COMPANY:

                                        VIRTUSA CORPORATION


                                        By: /s/ Krishan Cankeratne
                                            ------------------------------------
                                        Name: Krishan Canekeratne
                                        Title: Chairman and Chief Executive
                                               Officer

                                        Address:

                                        2000 West Park Drive
                                        Westborough, MA 01581

                                        INVESTORS:

                                        SIGMA PARTNERS V, L.P.

                                        By: Sigma Management V, L.L.C.
                                        Its: General Partner


                                        By: /s/ Robert E. Davoli
                                            ------------------------------------
                                        Name: Robert E. Davoli
                                        Title: Managing Director

                                        Address:
                                           1600 El Camino Real, Suite 280
                                           Menlo Park, CA 94025


                                        SIGMA ASSOCIATES V, L.P.

                                        By: Sigma Management V, L.L.C.
                                        Its: General Partner


                                        By: /s/ Robert E. Davoli
                                            ------------------------------------
                                        Name: Robert E. Davoli
                                        Title: Managing Director

                                        Address:
                                           1600 El Camino Real, Suite 280
                                           Menlo Park, CA 94025


                                        SIGMA INVESTORS V, L.P.

                                        By: Sigma Management V, L.L.C.
                                        Its: General Partner


                                        By: /s/ Robert E. Davoli
                                            ------------------------------------
                                        Name: Robert E. Davoli
                                        Title: Managing Director

                                        Address:
                                           1600 El Camino Real, Suite 280
                                           Menlo Park, CA 94025

                                        JAFCO AMERICA TECHNOLOGY FUND III, L.P.
                                        JAFCO AMERICA TECHNOLOGY CAYMAN FUND
                                        III, L.P.
                                        JAFCO USIT FUND III, L.P.
                                        JAFCO AMERICA TECHNOLOGY AFFILIATES
                                        FUND III, L.P.


                                        /s/ Andrew Goldfarb
                                        ----------------------------------------
                                        By: Andrew Goldfarb
                                        Title: Managing Member
                                               JAV Management Associates III,
                                               L.L.C.
                                               Its General Partner
                                               One Boston Place, Suite 2810
                                               Boston, MA 02108

                                        CHARLES RIVER PARTNERSHIP XI, LP

                                        By: Charles River XI GP LP
                                            Its General Partner

                                        By: Charles River XI GP, LLC
                                            Its General Partner


                                        By: /s/ Izhar Armony
                                            ------------------------------------
                                            Authorized Manager

                                        Address: 1000 Winter Street, Suite 3300
                                                 Waltham, MA 02451


                                        CHARLES RIVER FRIENDS XI-A, LP

                                        By: Charles River XI GP, LLC
                                            Its General Partner


                                        By: /s/ Izhar Armony
                                            ------------------------------------
                                            Authorized Manager

                                        Address: 1000 Winter Street, Suite 3300
                                                 Waltham, MA 02451


                                        CHARLES RIVER FRIENDS XI-B, LP

                                        By: Charles River XI GP, LLC
                                            Its General Partner


                                        By: /s/ Izhar Armony
                                            ------------------------------------
                                            Authorized Manager

                                        Address: 1000 Winter Street, Suite 3300
                                                 Waltham, MA 02451

                                        THE STORAGENETWORKS LIQUIDATING TRUST


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BT AMERICAS INC.


                                        By: /s/ Kristen Verderane
                                            ------------------------------------
                                        Name: Kristen Verderane
                                        Title: Secretary & Chief Counsel


                                        BBCP 104 LLC

                                        By: Back Bay Venture 104 Nominee Trust


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ----------------------------------------
                                        Jim Blaschke


                                        ----------------------------------------
                                        Jeff Casale


                                        ----------------------------------------
                                        Romani DeSilva


                                        ----------------------------------------
                                        Mike Daunais


                                        /s/ Robert Davoli
                                        ----------------------------------------
                                        Robert Davoli


                                        ----------------------------------------
                                        Naren Durgampudi


                                        ----------------------------------------
                                        William O. Flannery


                                        ----------------------------------------
                                        Steven Levitt

                                        ----------------------------------------
                                        James Matteson


                                        MWE INVESTORS


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ----------------------------------------
                                        Paul Ratnayake


                                        ----------------------------------------
                                        Glenn Snyder


                                        ----------------------------------------
                                        John E. Steinkrauss


                                        ----------------------------------------
                                        Ashokh Suppiah

                                        WASHINGTON MALL PARTNERS


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ----------------------------------------
                                        Thilan Wijesinghe


                                        ----------------------------------------
                                        Allyn C. Woodward, Jr.


                                        FOCUS VENTURES II, L.P.


                                        By: /s/ Kevin J. McQuillan
                                            ------------------------------------
                                        Name: Kevin J. McQuillan
                                        Title: General Partner

                                        Address:
                                           525 University Avenue
                                           Suite 1400
                                           Palo Alto, CA 94301


                                        FOCUS VENTURES II QP, L.P.


                                        By: /s/ Kevin J. McQuillan
                                            ------------------------------------
                                        Name: Kevin J. McQuillan
                                        Title: General Partner

                                        Address:
                                           525 University Avenue
                                           Suite 1400
                                           Palo Alto, CA 94301

                                        FOCUS VENTURES II A, L.P.


                                        By: /s/ Kevin J. McQuillan
                                            ------------------------------------
                                        Name: Kevin J. McQuillan
                                        Title: General Partner

                                        Address:
                                           525 University Avenue
                                           Suite 1400
                                           Palo Alto, CA 94301


                                        /s/ Rowland Moriarty
                                        ----------------------------------------
                                        Rowland Moriarty


                                        Martin Trust 2006 GRAT


                                        By: /s/ Robert J. Wade
                                            ------------------------------------
                                        Name: Robert J. Wade
                                        Title: Trustee


                                        TNR Partnership


                                        By: /s/ Jane A. Maheu
                                            ------------------------------------
                                        Name: Jane A. Maheu
                                        Title: General Partner

                                        MANAGEMENT STOCKHOLDERS:


                                        /s/ Krishan Canekeratne
                                        ----------------------------------------
                                        Krishan A. Canekeratne

                                        Address:
                                           c/o Virtusa Corporation
                                           2000 West Park Drive
                                           Westborough, MA 01581


                                        /s/ Tushara Canekeratne
                                        ----------------------------------------
                                        Tushara Canekeratne

                                        Address:
                                           c/o Virtusa Corporation
                                           2000 West Park Drive
                                           Westborough, MA 01581


                                        /s/ Ranjan Canekeratne
                                        ----------------------------------------
                                        Ranjan Canekeratne

                                        Address:
                                           c/o Virtusa Corporation
                                           2000 West Park Drive
                                           Westborough, MA 01581


                                        /s/ Shireen Canekeratne
                                        ----------------------------------------
                                        Shireen Canekeratne

                                        Address:
                                           c/o Virtusa Corporation
                                           2000 West Park Drive
                                           Westborough, MA 01581

                                        /s/ John L. Gillis
                                        ----------------------------------------
                                        John L. Gillis

                                        Address:
                                           c/o Virtusa Corporation
                                           2000 West Park Drive
                                           Westborough, MA 01581


                                        /s/ Sandra L. Gillis
                                        ----------------------------------------
                                        Sandra L. Gillis

                                        Address:
                                           c/o Virtusa Corporation
                                           2000 West Park Drive
                                           Westborough, MA 01581

                                        STOCKHOLDERS:


                                        By:
                                            ------------------------------------
                                            Romani DeSilva


                                        By:
                                            ------------------------------------
                                            Kumar DeSilva


                                        By:
                                            ------------------------------------
                                            Hiran DeSilva


                                        By:
                                            ------------------------------------
                                            Sonali DeSilva


                                        By:
                                            ------------------------------------
                                            Paul Ratnayake

                                    EXHIBIT A

                      FORM OF STOCKHOLDER JOINDER AGREEMENT

     The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Fifth Amended and Restated Stockholders Agreement (the "Agreement") dated as of March 29, 2007 by and among Virtusa Corporation and the other parties named therein and shall be deemed a "Stockholder" for all purposes thereof. The address and facsimile number to which notices may be sent to the undersigned is as follows:

________________________________________________________________________________

Facsimile No. _______________.


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------

                                    EXHIBIT B

                       FORM OF INVESTOR JOINDER AGREEMENT

     The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Fifth Amended and Restated Stockholders Agreement (the "Agreement") dated as of March 29, 2007 by and among Virtusa Corporation and the other parties named therein and shall be deemed an "Investor" for all purposes thereof. The address and facsimile number to which notices may be sent to the undersigned is as follows:

________________________________________________________________________________

Facsimile No. _______________.

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                                        Name:
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